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                                                                   EXHIBIT 10.18

                                                                       EXECUTION

                                SECOND AMENDMENT
                           (REVOLVING LOAN AGREEMENT)

            SECOND AMENDMENT, dated as of December 17, 2004 (this "Amendment"), to the Revolving Loan Agreement, dated as of July 31, 2003 (as amended by the First Amendment dated as of June 23, 2004, the "Revolving Loan Agreement"), among Wheeling-Pittsburgh Corporation, a Delaware corporation ("Holdings"), Wheeling-Pittsburgh Steel Corporation, a Delaware corporation ("Borrower"), the Lenders party to the Revolving Loan Agreement, the agents named therein and Royal Bank of Canada, as administrative agent (in such capacity, the "Administrative Agent").

                                   WITNESSETH:

            WHEREAS, Holdings, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

            WHEREAS, the Borrower has requested that the Lenders agree to make certain amendments relating to the Credit Agreement as set forth herein; and

            WHEREAS, the Lenders are willing to agree to such amendments, in each case subject to the terms and conditions set forth herein.

            NOW, THEREFORE, the parties hereto agree as follows:

            1. Defined Terms. Terms defined in the Revolving Loan Agreement and used herein shall have the meanings given to them in the Revolving Loan Agreement.

            2.    Amendment to Section 6.7(c) of the Revolving Loan Agreement.
Section 6.7(c) of the Revolving Loan Agreement is hereby amended by deleting "(as defined in the Term Loan Agreement as in effect on the date hereof)" and inserting in lieu thereof "(as defined in the Term Loan Agreement as in effect on December 17, 2004)".

            3. Representations and Warranties; No Default. Each of Holdings and the Borrower hereby confirms that after giving effect to this Amendment each of the representations and warranties set forth in Section 3 of the Credit Agreement is true and correct. Each of Holdings and the Borrower represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

            4. No Change. Except as expressly provided herein, no term or provision of the Revolving Loan Agreement shall be amended, modified, supplemented or waived, and each term and provision of the Revolving Loan Agreement shall remain in full force and effect.

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                                                                               2

            5. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

            6. Effectiveness. This Amendment shall become effective as of and on the date on which the Administrative Agent shall have received counterparts hereof duly executed by Holdings, the Borrower, the Administrative Agent and the Requisite Lenders.

            7. Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              WHEELING-PITTSBURGH CORPORATION

                              BY: /s/ John W. Testa
                                  ---------------------------------
                                  Name: John W. Testa
                                  Title: Vice President, Secretary and Treasurer

                              WHEELING-PITTSBURGH STEEL
                              CORPORATION

                              By: /s/ M. P. Diclemente
                                  __________________________________
                                  Name: Michael P. Diclemente
                                  Title: Treasurer

                              ROYAL BANK OF CANADA, as
                              Administrative Agent

                              By: __________________________________
                                  Name:
                                  Title:

                              ROYAL BANK OF CANADA, as a Lender

                              By: __________________________________
                              Name:
                              Title:

                              GENERAL ELECTRIC CAPITAL CORPORATION,
                              as Inventory and Receivables Security
                              Agent and as a Lender

                              By: __________________________________
                              Name:
                              Title:

        Signature Page to the Second Amendments (Revolving Loan Agreement)

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              WHEELING-PITTSBURGH CORPORATION

                              By: _________________________________
                                  Name:
                                  Title:

                              WHEELING-PITTSBURGH STEEL CORPORATION

                              By: _________________________________
                                  Name:
                                  Title:

                              ROYAL BANK OF CANADA, as
                              Administrative Agent

                              By: /s/ Ann Hurley
                                  _________________________________
                                  Name: Ann Hurley
                                  Title: Assistant Manager, Agency

                              ROYAL BANK OF CANADA, as a Lender

                              By: _________________________________
                              Name:
                              Title:

                              GENERAL ELECTRIC CAPITAL CORPORATION, as Inventory and Receivables Security Agent and as a Lender

                              By: _________________________________
                              Name:
                              Title:

        Signature Page to the Second Amendments (Revolving Loan Agreement)

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              WHEELING-PITTSBURGH CORPORATION

                              By: _________________________________
                                  Name:
                                  Title:

                              WHEELING-PITTSBURGH STEEL CORPORATION

                              By: _________________________________
                                  Name:
                                  Title:

                              ROYAL BANK OF CANADA, as
                              Administrative Agent

                              By: _________________________________
                                  Name:
                                  Title:

                              ROYAL BANK OF CANADA, as a Lender

                              By: _________________________________
                              Name:
                              Title:

                              GENERAL ELECTRIC CAPITAL CORPORATION, as Inventory and Receivables Security Agent and as a Lender

                              By: /s/ Matthew N. McAlpine
                                  ---------------------------------
                              NAME: Matthew N. McAlpine
                              Title: Duly Authorized Signatures

       Signature Page to the Second Amendments (Revolving Loan Agreement)

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                              SIGNATURE PAGE TO THE SECOND
                              AMENDMENT, DATED AS OF DECEMBER ___,
                              2004, TO THE REVOLVING LOAN
                              AGREEMENT, DATED AS OF JULY 31, 2003,
                              AMONG WHEELING-PITTSBURGH
                              CORPORATION, WHEELING-PITTSBURGH
                              STEEL CORPORATION, THE LENDERS FROM
                              TIME TO TIME PARTIES THERETO, ROYAL
                              BANK OF CANADA, AS ADMINISTRATIVE
                              AGENT, AND THE OTHER AGENTS PARTIES
                              THERETO.

                              NAME OF INSTITUTION:

                              Royal Bank of Canada

                              By: /s/ Suzanne Kaicher
                                  ---------------------------------
                                  Name: Suzanne Kaicher
                                  Title: Attorney-In-Fact
                                         Royal Bank of Canada

       Signature Page to the Second Amendments (Revolving Loan Agreement)

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                              SIGNATURE PAGE TO THE SECOND
                              AMENDMENT, DATED AS OF DECEMBER ___,
                              2004, TO THE REVOLVING LOAN
                              AGREEMENT, DATED AS OF JULY 31, 2003,
                              AMONG WHEELING-PITTSBURGH
                              CORPORATION, WHEELING-PITTSBURGH
                              STEEL CORPORATION, THE LENDERS FROM
                              TIME TO TIME PARTIES THERETO, ROYAL
                              BANK OF CANADA, AS ADMINISTRATIVE
                              AGENT, AND THE OTHER AGENTS PARTIES
                              THERETO.


                              NAME OF INSTITUTION:

                              Congress Financial Corporation

                              By: /s/ Thanwantie Somar
                                  ---------------------------------
                                  Name: Thanwantie Somar
                                  Title: Assistant Vice President

        Signature Page to the Second Amendments (Revolving Loan Agreement)

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                              SIGNATURE PAGE TO THE SECOND
                              AMENDMENT, DATED AS OF DECEMBER ___,
                              2004, TO THE REVOLVING LOAN
                              AGREEMENT, DATED AS OF JULY 31, 2003,
                              AMONG WHEELING-PITTSBURGH
                              CORPORATION, WHEELING-PITTSBURGH
                              STEEL CORPORATION, THE LENDERS FROM
                              TIME TO TIME PARTIES THERETO, ROYAL
                              BANK OF CANADA, AS ADMINISTRATIVE
                              AGENT, AND THE OTHER AGENTS PARTIES
                              THERETO.

                              NAME OF INSTITUTION:

                              J P Morgan Chase Bank, NA
                              Formerly Bank One, NA

                              By: /s/ Paul Weybrecht
                                  ---------------------------------
                                  Name: Paul Weybrecht
                                  Title: Vice President

       Signature Page to the Second Amendments (Revolving Loan Agreement)

                              SIGNATURE PAGE TO THE SECOND
                              AMENDMENT, DATED AS OF DECEMBER ___,
                              2004, TO THE REVOLVING LOAN
                              AGREEMENT, DATED AS OF JULY 31, 2003,
                              AMONG WHEELING-PITTSBURGH
                              CORPORATION, WHEELING-PITTSBURGH
                              STEEL CORPORATION, THE LENDERS FROM
                              TIME TO TIME PARTIES THERETO, ROYAL
                              BANK OF CANADA, AS ADMINISTRATIVE
                              AGENT, AND THE OTHER AGENTS PARTIES
                              THERETO.



                              NAME OF INSTITUTION:

                              Fleet Capital Corporation

                              By: /s/ Suzanne Cozine
                                  ---------------------------------
                                  Name: Suzanne Cozine
                                  Title: Vice President

       Signature Page to the Second Amendments (Revolving Loan Agreement)

                              SIGNATURE PAGE TO THE SECOND
                              AMENDMENT, DATED AS OF DECEMBER ___,
                              2004, TO THE REVOLVING LOAN
                              AGREEMENT, DATED AS OF JULY 31, 2003,
                              AMONG WHEELING-PITTSBURGH
                              CORPORATION, WHEELING-PITTSBURGH
                              STEEL CORPORATION, THE LENDERS FROM
                              TIME TO TIME PARTIES THERETO, ROYAL
                              BANK OF CANADA, AS ADMINISTRATIVE
                              AGENT, AND THE OTHER AGENTS PARTIES
                              THERETO.



                              NAME OF INSTITUTION:

                              ORIX FINANCIAL SERVICES, INC.

                              By: /s/ Christopher L. Smith
                                  ---------------------------------
                                  Name: Christopher L. Smith
                                  Title:  Authorized Representative

       Signature Page to the Second Amendments (Revolving Loan Agreement)